AXA Equitable Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated June 10, 2020 to Prospectus Dated May 1, 2020 for:

•	VUL LegacySM
•	VUL OptimizerSM

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

1. In the section, “Other benefits you can add by rider” under “More information about policy features and benefits”, the following paragraph is inserted immediately following the “Maximum Monthly Benefit” section:

Preexisting Conditions Limitation

No benefits will be provided under this rider during the first six months from the later of the register date of the policy and the effective date of the restored policy for long-term care services received by the insured person due to a preexisting condition. A preexisting condition is defined as a condition for which medical advice or treatment was received by (or recommended to) the insured person from a provider of health care services within six months before the effective date of this rider. Days of chronic illness of the insured person for a preexisting condition during the first six months that the rider is in force will not count toward meeting the elimination period. If the policy was restored, this limitation does not apply if the preexisting condition is cognitive impairment or loss of functional capacity.

2. In the Appendix titled “State policy availability and/or variations of certain features and benefits” add the following text:

State	Features and Benefits	Availability or Variation
Connecticut	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The preexisting condition limitation does not apply.
Montana	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

The “Preexisting Conditions Limitation” subsection is replaced in its entirety with the following:

No benefits will be provided under this rider for loss or confinement that is the result of a preexisting condition and which begins within six months following the effective date of long-term care coverage provided by this rider. Benefits for loss or confinement that is the result of a preexisting condition may not be excluded if such loss or confinement begins after six months from the effective date of the long-term care coverage. A preexisting condition is defined as a condition for which medical advice or treatment was received by (or recommended to) the insured person from a provider of health care services within six months before the effective date of this rider. Days of service received by the insured person for a preexisting condition during the first six months that this rider is in force will not count toward meeting the elimination period. If this rider is restored (other than if it was restored after unintentional lapse), a new six-month preexisting conditions limitation period will begin as of the date of the restored rider. If the policy was restored, this limitation does not apply if the preexisting condition is cognitive impairment or loss of functional capacity.

EVM-17-20 (06.20)	Cat# 161733 (06.20)
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State	Features and Benefits	Availability or Variation

New Jersey	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

The third sentence of the Preexisting Conditions Limitation subsection is deleted and replaced with the following:

However, days of chronic illness of the insured person for a preexisting condition will count toward meeting the elimination period starting from the effective date of this rider.

South Dakota	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The following is inserted immediately following the second sentence in the “Preexisting Conditions Limitation” subsection: Days of service received by the insured person for a preexisting condition will be counted toward satisfaction of the elimination period starting from the effective date of this rider.

Copyright 2020 AXA Equitable Life Insurance Company and Equitable Financial Life Insurance Company of America. All rights reserved.

VUL LegacySM and VUL OptimizerSM are issued by and service marks of

AXA Equitable Life Insurance Company

and Equitable Financial Life Insurance Company of America

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